SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of report: October 10, 2001
                Date of earliest event reported: October 7, 2001



                               TeleCorp PCS, Inc.
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               (Exact Name of Registrant as Specified in Charter)



      Delaware                         000-31941                54-1872248
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(State or Other Jurisdiction of       (Commission              (IRS Employer
Incorporation)                        File Number)           Identification No.)



               1010 N. Glebe Road, Suite 800, Arlington, VA 22201
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          (Address of Principal Executive Offices, including Zip Code)



       Registrant's telephone number, including area code: (703) 236-1100


                                       N/A
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          (Former Name or Former Address if Changed Since Last Report)

Item 5.  Other Events.
         ------------

      On October 7, 2001, TeleCorp PCS, Inc., a Delaware corporation, ("TeleCorp") entered into a definitive Agreement and Plan of Merger (the "Merger Agreement") with AT&T Wireless Services, Inc., a Delaware corporation, ("AWS")and TL Acquisition Corp., a direct wholly-owned subsidiary of AWS ("Merger Sub"). Pursuant to the Merger Agreement, the Merger Sub shall be merged with and into TeleCorp with TeleCorp continuing as the surviving corporation and a wholly-owned subsidiary of AWS (the "Merger"). At the effective time of the Merger, each share of TeleCorp Class A Voting Common Stock issued and outstanding immediately prior to the effective time of the Merger will be converted automatically into and become exchangeable for 0.9 shares of AWS Common Stock. The Merger is subject to, among other things, regulatory approval and approval by TeleCorps's stockholders. The foregoing description of the Merger and the Merger Agreement is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and such
Exhibit is incorporated herein by reference.

      In connection with the Merger Agreement, holders representing in excess of 50% of the voting power of TeleCorp have entered into voting agreements which provide for, among other matters, voting their shares in favor of the transactions contemplated by the Merger Agreement (the "Voting Agreements"). A copy of each of the Voting Agreements is attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5 and each is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         (c)   The following exhibits are filed with this report:


Exhibit Number                            Description
--------------                            -----------

   2.1 Agreement and Plan of Merger, dated as of October 7, 2001, among TeleCorp PCS Inc., AT&T Wireless Services, Inc. and TL Acquisition Corp.*

   10.1 TeleCorp PCS, Inc. Voting Agreement, dated as of October 7, 2001, among TeleCorp PCS, Inc., AT&T Wireless PCS, LLC and Thomas H. Sullivan.

   10.2 TeleCorp PCS, Inc. Voting Agreement, dated as of October 7, 2001, among TeleCorp PCS, Inc., AT&T Wireless PCS, LLC and Gerald T. Vento.

   10.3 TeleCorp PCS, Inc. Voting Agreement, dated as of October 7, 2001, among TeleCorp PCS, Inc., AT&T Wireless PCS, LLC and CTIHC, Inc.

   10.4 TeleCorp PCS, Inc. Voting Agreement, dated as of October 7, 2001, among TeleCorp PCS, Inc., AT&T Wireless PCS, LLC and CB Capital Investors, L.P.

   10.5 TeleCorp PCS, Inc. Voting Agreement, dated as of October 7, 2001, among TeleCorp PCS, Inc., AT&T Wireless PCS, LLC, HCB Capital Fund, L.P. and Hoak Communications Partners, L.P.


                     * Certain exhibits to, and schedules in connection with,
                  the Merger Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Registrant agrees to provide the Commission a copy of any such exhibit or schedule upon request.

                                  EXHIBIT INDEX
                                  -------------


Exhibit No.         EXHIBIT
-----------         -------

   2.1 Agreement and Plan of Merger, dated as of October 7, 2001, among TeleCorp PCS Inc., AT&T Wireless Services, Inc. and TL Acquisition Corp.*

   10.1 TeleCorp PCS, Inc. Voting Agreement, dated as of October 7, 2001, among TeleCorp PCS, Inc., AT&T Wireless PCS, LLC and Thomas H. Sullivan.

   10.2 TeleCorp PCS, Inc. Voting Agreement, dated as of October 7, 2001, among TeleCorp PCS, Inc., AT&T Wireless PCS, LLC and Gerald T. Vento.

   10.3 TeleCorp PCS, Inc. Voting Agreement, dated as of October 7, 2001, among TeleCorp PCS, Inc., AT&T Wireless PCS, LLC and CTIHC, Inc.

   10.4 TeleCorp PCS, Inc. Voting Agreement, dated as of October 7, 2001, among TeleCorp PCS, Inc., AT&T Wireless PCS, LLC, and CB Capital Investors, L.P.

   10.5 TeleCorp PCS, Inc. Voting Agreement, dated as of October 7, 2001, among TeleCorp PCS, Inc., AT&T Wireless PCS, LLC, HCB Capital Fund, L.P. and Hoak Communications Partners, L.P.

                          * Certain exhibits to, and schedules in connection
                    with, the Merger Agreement have been omitted pursuant to
                    Item 601(b)(2) of Regulation S-K. Registrant agrees to provide the Commission a copy of any such exhibit or schedule upon request.

                                   SIGNATURES


      Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TeleCorp PCS, Inc.
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/s/ Thomas H. Sullivan
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Thomas H. Sullivan
Executive Vice President and
Chief Financial Officer

Date:  October 10, 2001